                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 9, 2004
                                                         ----------------

                             DATATEC SYSTEMS, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        000-20688                  94-2914253
      --------                        ---------                  ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

                    1275 Alderman Drive, Alpharetta, GA 30005
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On December 13, 2004,  Datatec  Systems,  Inc. (the "Company") and its
wholly-owned subsidiary,  Datatec Industries Inc. (the "Subsidiary"),  closed on the  transactions  contemplated  by (i) that certain  Senior  Secured Note dated
December  13, 2004 in the  principal  amount of  $585,000  issued by Company and
Subsidiary to Alpine Associates,  A Limited Partnership ("Alpine") (the "Note"),
(ii) that certain Security and Pledge Agreement,  dated as of December 13, 2004, made by Company and  Subsidiary to Alpine (the "Security  Agreement")  and (iii)
that certain Subordination and Intercreditor Agreement, dated as of December 13,
2004, among Company,  Subsidiary, Eagle Acquisition Partners, Inc. ("Eagle") and
Alpine  (the  "Subordination  Agreement,"  and  together  with  the Note and the
Security Agreement, the "Loan Documents").  Pursuant to the terms and conditions of the Loan Documents,  Company and Subsidiary borrowed $585,000 from Alpine and pledged substantially all of its assets as collateral to Alpine.

          Forms  of the  Note,  the  Security  Agreement  and the  Subordination
Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

          On December 14, 2004,  Company and Subsidiary entered into a Debtor in
Possession Revolving Credit Agreement with Alpine providing for borrowings up to
$2,500,000 (the "Credit Agreement"). Pursuant to the terms and conditions of the
Credit  Agreement,  Alpine  agreed to extend  financing of up to $2,500,000 on a secured basis to Company and Subsidiary as  debtors-in-possession  under Chapter
11 of the United States Bankruptcy Code.

          A form of the Credit  Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP.

          On December 14, 2004, Company and Subsidiary filed voluntary petitions for relief  under  Chapter 11 of the United  States  Bankruptcy  Code (Case Nos.
04-13536 and 04-13537,  respectively) in the United States  Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). As a result of these filings,
Company and Subsidiary are each now Debtors and Debtors in Possession,  with the existing directors and officers in place,  subject to the supervision and orders of the Bankruptcy Court.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          On  December  13,  2004,  Company  and  Subsidiary  incurred  a direct financial  obligation  of $585,000  at an  interest  rate per annum equal to the greater of (i) ten percent  (10%) or (ii) LIBOR plus seven percent (7%) pursuant to the Note.  The maturity  date of the Note is January 12, 2005,  at which time the entire  principal and accrued  interest  thereon shall be due. A form of the
Note is attached hereto as Exhibit 10.1 and incorporated by reference herein.

          On December 14, 2004, Company and Subsidiary became directly obligated for  borrowings  up to  $2,500,000  at an  interest  rate per annum equal to the greater of (i) ten percent  (10%) or (ii) LIBOR plus seven percent (7%) pursuant to the Credit  Agreement.  The maturity date of the Credit  Facility is the date that is the  earliest of (i) the  Commitment  Termination  Date (as such term is defined in the Credit  Agreement),  (ii) the date on which any obligation  under the Credit Agreement has been accelerated and (iii) the first anniversary of the closing of the Credit  Agreement.  A form of the Credit  Agreement  is  attached hereto as Exhibit 10.4 and incorporated by reference herein.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

          On December 13, 2004, Company issued a press release announcing, among other things, (i) the resignation of Raul Pupo as Chief Executive Officer of the
Company and as a director of the Board of Directors of the Company (the "Board")
effective December 9, 2004, (ii) the resignation of Vernon C. Holden as Managing
Director of the Company effective  December 9, 2004 and (iii) the appointment of
William J. Adams, Jr., a current member of the Board and a member of the Special
Independent  Committee of the Board, as Interim Chief  Executive  Officer of the
Company.  A copy of the press release is attached  hereto as Exhibit 99.1 and is incorporated by reference herein.

          William J.  Adams,  Jr.,  age 56, has been a member of the Board since
April 2000. Mr. Adams,  Jr. has served as the President of  WhiteSpace,  Inc., a consulting firm specializing in marketing techniques for technology-based firms, since he  founded  such  firm in  February  1998.  Prior to that  time and since
January 1994,  Mr. Adams,  Jr. served as the President of  Infosource,  Inc., an information  technology consulting firm that he also founded. From November 1996 to February 1998, Mr. Adams,  Jr. held several  management  positions with Perot
Systems Corp., a consulting systems integrator.

          There  are,  to  the   knowledge  of  the  Company,   no   agreements,
arrangements or  understandings  by which Mr. Adams,  Jr. was elected as Interim
Chief Executive Officer of the Company. No family relationships (as such term is defined in Item 401 of  Regulation  S-K) exist  between Mr.  Adams,  Jr. and any other directors or executive officers of the Company.

          There are no (i)  transactions  or series  of  transactions  since the beginning  of the  Company's  current  fiscal  year or (ii)  currently  proposed transactions  or series of similar  transactions,  between  the  Company and Mr.
Adams, Jr. that would exceed $60,000.

          The Company is not a party to any employment agreement with Mr. Adams,
Jr.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

10.1                 Form of Senior  Secured Note dated December 13, 2004 in the
                     principal   amount  of  $585,000   issued  by  Company  and
                     Subsidiary to Alpine.

10.2                 Form of Security and Pledge Agreement, dated as of December
                     13, 2004, made by Company and Subsidiary to Alpine.

10.3                 Form of Subordination and Intercreditor Agreement, dated as of December 13, 2004, among Company,  Subsidiary, Eagle and
                     Alpine.

10.4                 Form of Debtor in Possession  Revolving  Credit  Agreement,
                     dated  as of  December  14,  2004,  by and  among  Company,
                     Subsidiary and Alpine.

99.1                 Press Release dated December 13, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DATATEC SYSTEMS, INC.
                                                   (Registrant)

Date:  December 15, 2004
                                              By: /s/ Richard K. Davis
                                                  ------------------------------
                                              Name:  Richard K. Davis
                                              Title: Vice President and General
                                                     Counsel